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                                                          Exhibit 23

                     INDEPENDENT AUDITORS' CONSENT



EEX Corporation:

We consent to the incorporation by reference in Registration Statements
No. 333-24595 and No.333-41979 of EEX Corporation on Forms S-8 of our report dated June 10, 1998, appearing in this Annual Report on Form 11-K of the EEX Corporation Employee Stock Purchase and Savings Plan for the period ended December 31, 1997.




                                         ERNST & YOUNG LLP

Houston, Texas
June 10, 1998